UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2016
CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

COLORADO	1-12551	84-1250533
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 FIRST STAMFORD PLACE
STAMFORD, CT		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 595−3000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01  Other Events.
On May 11, 2016, Cenveo Corporation (the “Company”) issued a press release announcing the commencement on May 10, 2016 of an offer to exchange (the “Exchange Offer”) its outstanding $189.7 million aggregate principal amount of 11.500% Senior Notes due 2017 (the “11.500% Notes”) held by eligible holders for newly issued 6.000% Senior Notes due 2024 (the “New Notes”) and warrants (the “Warrants”) to purchase shares of common stock, par value $0.01 per share, of Cenveo, Inc. (“Common Stock”) representing in the aggregate 16.6% of the outstanding Common Stock. In connection therewith, the Company has entered into support agreements (the “Support Agreements”), each dated May 10, 2016, with each of Allianz Global Investors U.S., LLC (“Allianz”) and two additional holders of the 11.500% Notes (together with Allianz, collectively, the “Supporting Noteholders”), pursuant to which the Supporting Noteholders have agreed to tender $145.8 million aggregate principal amount of outstanding 11.500% Notes (representing approximately 76.8% of all outstanding 11.500% Notes) to the Company in the Exchange Offer. Copies of the press release and the Support Agreement with Allianz are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.
This notice does not constitute an offer to sell, or a solicitation of any offer to buy, any securities, nor shall there be any sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 7.01  Regulation FD Disclosure.
In connection with the Exchange Offer, we are herewith furnishing the following supplemental information contained in the confidential offering memorandum relating to the Exchange Offer:

•	Certain material terms of the New Notes and the Warrants are summarized in Exhibit 99.3 hereto, which is incorporated herein by reference;

•	Certain recent developments are summarized in Exhibit 99.4 hereto, which is incorporated herein by reference; and

•	Certain risks relating to the Company’s business are summarized in Exhibit 99.5 hereto, which is incorporated herein by reference.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to Exhibits 99.1 through 99.5. The information set forth in and incorporated into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act, except as shall be expressly set forth by specific reference in such filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.
Item 9.01  Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press release of Cenveo Corporation dated May 11, 2016
99.2	Support Agreement with Allianz
99.3	Summary of the terms of the New Notes and the Warrants
99.4	Certain recent developments
99.5	Risk factors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2016
CENVEO, INC.

By:	/s/ Scott J. Goodwin
Scott J. Goodwin
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Cenveo Corporation dated May 10, 2016
99.2	Support Agreement with Allianz
99.3	Summary of the terms of the New Notes and the Warrants
99.4	Certain recent developments
99.5	Risk factors